EXHIBIT 10.3
OMNIBUS AMENDMENT
TO
AGREEMENTS
This OMNIBUS AMENDMENT (this “Amendment”), dated October 15, 2020, amends that certain (i) Master Agreement, dated October 1, 2020 (the “Master Agreement”), by and among ALLO Communications LLC, a Nebraska limited liability company (the “Company”), SDC Allo Holdings, LLC, a Delaware limited liability company (“Buyer”), and Nelnet, Inc., a Nebraska corporation (“Nelnet”), and (ii) Membership Unit Purchase Agreement, dated October 1, 2020, by and among the Company, Buyer and Nelnet (the “Purchase Agreement” and, together with the Master Agreement, the “Agreements”).
RECITALS
WHEREAS, the Company, Buyer and Nelnet have entered into each of the Agreements;
WHEREAS, the Company, Buyer and Nelnet each desire to amend certain provisions of each of the Agreements as set forth herein; and
WHEREAS, pursuant to Section 3.5 of the Master Agreement and Section 10.5 of the Purchase Agreement, each Agreement may be modified or amended only by a written instrument which is signed by all parties and which specifically refers to the relevant Agreement.
NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby confirmed, and subject to the terms and conditions set forth herein, each of the parties hereto agrees as follows:
ARTICLE I
AGREEMENT
1.01Amendment. All references to “$197,000,000.00” in the Agreements are, for all purposes, hereby replaced with “$196,980,600.00”.
ARTICLE II
MISCELLANEOUS
2.01Effect of Amendment. Except as amended as set forth herein, the Agreements shall continue in full force and effect in accordance with such Agreement’s terms. Nothing in this Amendment shall be construed to amend, modify or waive any provision of the Agreements, except as specifically set forth above. From and after the date of this Amendment, all references to the Purchase Agreement or the Master Agreement, as applicable, including all such references in the Purchase Agreement or the Master Agreement, as applicable, and each other agreement, document or instrument contemplated by the Purchase Agreement or the Master Agreement, as applicable, shall for all purposes be deemed to be references to the Purchase Agreement or the Master Agreement, as applicable, as amended by this Amendment. The parties hereto agree and acknowledge that to the extent any terms or provisions of this Amendment are in any way inconsistent with or in conflict with any term, condition or provision of the Purchase Agreement or the Master Agreement, this Amendment shall govern and control.
2.02Amendments. This Amendment may be amended only by a written agreement executed by all of the parties to this Amendment.

2.03Miscellaneous. Section 3.3 (Counterparts), Section 3.6 (Governing Law; Venue; Waiver of Jury Trial) and Section 3.9 (Severability) of the Master Agreement are incorporated herein mutatis mutandis.
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IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed as of the day and year first above written.
THE COMPANY:
ALLO COMMUNICATIONS LLC
By: /s/ WILLIAM J. MUNN
Name: William J. Munn
Title: Secretary

[Signature Page to Omnibus Amendment to Agreements]

BUYER:
SDC ALLO HOLDINGS, LLC
By: SDC Digital Infrastructure
Opportunity Fund II, L.P.,
as Sole Member

By: SDC DIOF II GP, LLC,
as General Partner

By: SDC GP Manager, LLC,
as Managing Member

By: /s/ TODD AARON
Name: Todd Aaron
Title: Authorized Person

[Signature Page to Omnibus Amendment to Agreements]

NELNET:
NELNET, INC.
By: /s/ TERRY J. HEIMES
Name: Terry J. Heimes
Title: Chief Operating Officer

[Signature Page to Omnibus Amendment to Agreements]